HELIX ENERGY SOLUTIONS



Fourth Quarter 2017 Conference Call

February 20, 2018

Navigating the present, focusing on the future.

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which includes delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

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HELIX ENERGY SOLUTIONS

Presentation Outline



ROV Operations on Grand Canyon II

Executive Summary



HELIX ENERGY SOLUTIONS

Executive Summary

($ in millions, except per share data)	Three Months Ended			Twelve Months Ended	
	12/31/2017	12/31/2016	9/30/2017	12/31/2017	12/31/2016
Revenues	**$ 163**	**$ 128**	**$ 163**	**$ 581**	**$ 488**
Gross profit	**$ 23**	**$ 18**	**$ 21**	**$ 62**	**$ 47**
	14%	*14%*	*13%*	*11%*	*10%*
Goodwill impairment	**$ -**	**$ (45)**	**$ -**	**$ -**	**$ (45)**
Non-cash losses on equity investment	**$ (2)**	**$ (2)**	**$ -**	**$ (2)**	**$ (2)**
Net income (loss)	**$ 50**	**$ (54)**	**$ 2**	**$ 30**	**$ (81)**
Diluted earnings (loss) per share	**$ 0.34**	**$ (0.46)**	**$ 0.02**	**$ 0.20**	**$ (0.73)**
Adjusted EBITDA[1]					
Business segments	$ 42	$ 36	$ 40	$ 140	$ 121
Corporate, eliminations and other	(10)	(9)	(10)	(33)	(31)
Adjusted EBITDA	**$ 32**	**$ 27**	**$ 30**	**$ 107**	**$ 90**

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 24.

Executive Summary

Operations

- Q4 2017 net income of $50 million, $0.34 per diluted share, compared to Q3 2017 net income of $2 million, $0.02 per diluted share
- Q4 2017 net income included a non-cash benefit of approximately $52 million related to the 2017 U.S. tax law changes
- Q4 2017 Adjusted EBITDA[1] of $32 million, compared to $30 million in Q3 2017
- Well Intervention – Q4 2017
  - Utilization of 74% across the well intervention fleet
    - 91% in Brazil - *Siem Helix 2* commenced contract operations mid-December
    - 83% in the GOM - full utilization of the *Q5000*, 31 idle days for the *Q4000* in early Q4 2017
    - 55% in the North Sea - both vessels warm stacked at end of Q4 2017
- Robotics – Q4 2017
  - Robotics chartered vessels utilization 85%, including 99 spot vessel days
  - ROVs, trenchers and ROVDrills utilization 41%
- Production Facilities – Operated at full rates

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 24.

Executive Summary

Balance Sheet

- Cash and cash equivalents totaled $267 million at 12/31/17
  - $10 million of cash used for regularly scheduled principal debt repayments in Q4 2017
  - $100 million of cash used for capital expenditures in Q4 2017, including *Q7000* shipyard payment of $69 million
- Liquidity[1] of approximately $348 million at 12/31/17
- Long-term debt of $496 million at 12/31/17 compared to $504 million at 9/30/17
- Net debt[2] of $229 million at 12/31/17 compared to $147 million at 9/30/17; see debt instrument profile on slide 16

[1]Liquidity is calculated as the sum of cash and cash equivalents ($267 million) and available capacity under our revolving credit facility ($81 million)
[2]Net debt is calculated as total long-term debt less cash and cash equivalents

HELIX ENERGY SOLUTIONS

Operational Highlights



Business Segment Results

($ in millions)

	Three Months Ended					
	12/31/2017		12/31/2016		9/30/2017	
Revenues						
Well Intervention	$ 107		$ 79		$ 112	
Robotics	51		41		47	
Production Facilities	16		18		16	
Intercompany elimination	(11)		(10)		(12)	
Total	$ 163		$ 128		$ 163	
Gross profit (loss)						
Well Intervention	19	*18%*	10	*12%*	20	*19%*
Robotics	(3)	*-5%*	(1)	*-1%*	(7)	*-15%*
Production Facilities	7	*46%*	9	*49%*	8	*47%*
Elimination and other	-		-		-	
Total	$ 23	*14%*	$ 18	*14%*	$ 21	*13%*

Fourth Quarter 2017

- Well Intervention achieved 74% utilization across the fleet
- *Q4000* 66% utilization; *Q5000* 100% utilization
- *Well Enhancer* 51% utilization; *Seawell* 60% utilization
- *Siem Helix 1* 98% utilization; *Siem Helix 2* 53% utilization
- Robotics achieved 85% utilization on chartered vessel fleet; 41% utilization of ROVs, trenchers and ROVDrills



Seawell

Well Intervention - GOM

Gulf of Mexico

- *Q5000* was 100% utilized in Q4 2017 for BP; worked continuously at depth for nearly 80 days carrying out stimulation projects on two wells
- *Q4000* was 66% utilized in Q4 2017; the vessel completed a two-well program with one well at 9,356' water depth, our deepest well to date; the vessel ended the year completing the first well of a four-well campaign
- 10K IRS rental unit began P&A project in Mauritania early December; utilized 29% during Q4 2017



Q5000



Q4000

Well Intervention – North Sea

North Sea

- *Well Enhancer* was 51% utilized in Q4 2017; operations through mid-November then into warm stack mode in Dundee
- *Seawell* was 60% utilized in Q4 2017; year-end warm stack in Denmark



Well Enhancer



Seawell

Well Intervention - Brazil

Brazil

- *Siem Helix 1* was 98% utilized, having performed successful operations on three wells during Q4 2017

- *Siem Helix 2* finalized the Petrobras inspections and acceptance process; 53% utilized after commencing operations mid-December with Petrobras, performing intervention scope on the first live well; vessel experienced some start up downtime but was on operational rates at the end of the quarter


HELIX

Siem Helix 1

HELIX ENERGY SOLUTIONS

Robotics

- 85% chartered vessel fleet utilization in Q4 2017; 41% utilization for ROVs, trenchers and ROVDrills
- *Grand Canyon* (North Sea) - 59 days of utilization during Q4 2017 primarily completing two separate trenching projects
- *Grand Canyon II* (GOM) - full utilization during Q4 2017 on a walk-to-work project that will continue to provide full utilization through Q1 2018
- *Grand Canyon III* - 77 days of utilization during Q4 2017 performing trenching work offshore Egypt
- *Deep Cygnus* - 72 days of utilization during Q4 2017 providing ROV support services for a trenching project in Egypt



ROV



Grand Canyon II

Utilization



100%
80%
60%
40%
20%
0%
74%
88%
62%
85%
80%
68%
41%
46%
47%
Q4 2017
Q3 2017
Q4 2016

Well Intervention Vessels
- *Q4000*
- *Skandi Constructor*[1, 2]
- *Seawell*
- *Well Enhancer*
- *Q5000*
- *Siem Helix 1*[1,3]
- *Siem Helix 2*[1,5]

ROV and Trencher Support Vessels
- *Deep Cygnus*[1]
- *Grand Canyon*[1]
- *Grand Canyon II*[1]
- *Grand Canyon III*[1,4]
- *Spot vessels*[1]

ROVs and Trenchers
- 48 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1]Chartered vessel
[2]Charter term expired in March 2017
[3]Vessel commenced service in April 2017
[4]Vessel entered fleet in May 2017
[5]Vessel commenced service in December 2017

Key Financial Metrics


Huisman
HELIX
HELIX

HELIX ENERGY SOLUTIONS

Debt Instrument Profile

Total funded debt[1] of $520 million at end of Q4 2017

- $60 million Convertible Senior Notes due 2032 – 3.25%[2]
- $125 million Convertible Senior Notes due 2022 – 4.25%
- $97 million Term Loan – LIBOR + 4.25%
  - Annual amortization payments of $7.5 million in 2018, $12.5 million in 2019 and $7.5 million in 2020 with a final balloon payment of $70 million in 2020
- $77 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $161 million Q5000 Loan – LIBOR + 2.50%[3]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in 2020

Debt Instrument Profile at 12/31/17
Principal Payment Schedule
($ in millions)



$200
$100
$0
$110
$55
$174
$7
$133
$41
2018
2019
2020
2021
2022
2023-2027
Term Loan
CSN 2032
MARAD
Q5000 Loan
CSN 2022

[1] Excludes unamortized debt discount and debt issuance costs
[2] Stated maturity 2032. First put/call date March 2018
[3] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

Navigating the present, **focusing on the future.**

Debt & Liquidity Profile



($ in millions)
Debt 1
Liquidity 2
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$269
$496
$229
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
LT Debt
Net Debt
Liquidity

Liquidity of approximately $348 million at 12/31/17

[1]Net of unamortized debt discount of our Convertible Senior Notes due 2022 and Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents

[2]Liquidity is calculated as the sum of cash and cash equivalents ($267 million) and available capacity under our revolving credit facility ($81 million of the $150 million facility based on TTM EBITDA as defined in the credit agreement)

HELIX
ENERGY SOLUTIONS

2018 Outlook



2018 Outlook: Forecast

($ in millions)	2018 Outlook		2017 Actual	
Revenues	$	~ 685-730	$	581
EBITDA		~ 135-165		107
CAPEX		~135		248
Revenue Split:				
Well Intervention	$	520-555	$	406
Robotics		140-150		153
Production Facilities		65		64
Elimination		(40)		(42)
Total	**$**	**~ 685-730**	**$**	**581**

Key forecast drivers:

- *Siem Helix 1* & *Siem Helix 2* both operational in Brazil
- Robotics segment improvements:
  - Reduction in charter vessel fleet with return of *Deep Cygnus* in Q1 2018
  - Increased trenching work
- *Q4000* utilization
- Continued strengthening of North Sea market

HELIX ENERGY SOLUTIONS

2018 Outlook: Well Intervention

- Total backlog as of December 31, 2017 was approximately $1.6 billion, including $1.2 billion for Well Intervention
- Gulf of Mexico
  - *Q4000* primarily working spot market; backlog into Q2 2018
  - *Q5000* forecasted work for BP for 270 days; out of service ~ 21 days for regulatory underwater inspection in Q1 2018
  - 15K IRS deployed in January on a two well contract
  - 10K IRS rental system began day-rate campaign for a P&A project early December with expected duration into Q2 2018
- North Sea
  - *Seawell* expected to have high utilization in 2018 after beginning work in March
  - *Well Enhancer* expected to have high utilization through mid-Q4 2018 after beginning work in March, including two coil tubing projects scheduled for Q2 2018
- Brazil
  - *Siem Helix 1 & 2* working for Petrobras; *Siem Helix 1* forecasted to incur some downtime as a result of 17 day scheduled maintenance in Q2 2018

2018 Outlook: Robotics

- Q1 2018 - weak vessel utilization due to seasonal slowdown in North Sea and return of *Deep Cygnus* in Q1 2018
- *Grand Canyon* and *Grand Canyon III* are pursuing spot opportunities in North Sea during Q1 2018; *Grand Canyon* is expected to be fully utilized for trenching from May through the remainder of 2018
- *Grand Canyon III* has contracted work beginning in May and expected high utilization through Q3 2018
- *Grand Canyon II* has a contract providing for full utilization through Q1 2018 on a walk-to-work project in the GOM



2018 Outlook: Capital Expenditures & Balance Sheet

2018 Capital Expenditures are currently forecasted at approximately $135 million, consisting of the following:

- Growth Capex - $115[1] million in growth capital, primarily for newbuilds, including:
  - $105 million for *Q7000,* including a $69 million shipyard payment in December 2018
  - $10 million for intervention systems
- Maintenance Capex - $20 million for vessel maintenance and intervention system maintenance

Balance Sheet

- Our total funded debt level is expected to decrease by $110 million (from $520 million at December 31, 2017 to $410 million at December 31, 2018) as a result of principal repayments

[1] Includes capitalized interest.

HELIX ENERGY SOLUTIONS

Non-GAAP Reconciliations



Non-GAAP Reconciliations

($ in millions)	Three Months Ended			Twelve Months Ended	
	12/31/2017	12/31/2016	9/30/2017	12/31/2017	12/31/2016
Net income (loss)	$ 50	$ (54)	$ 2	$ 30	$ (81)
Adjustments:					
Income tax benefit	(49)	(3)	(2)	(50)	(12)
Net interest expense	3	6	4	19	31
Loss on early extinguishment of long-term debt	-	4	-	-	4
Other (income) expense, net	1	1	1	1	(4)
Depreciation and amortization	26	29	26	109	114
Goodwill impairment	-	45	-	-	45
Non-cash losses on equity investment	2	2	-	2	2
EBITDA	$ 33	$ 30	$ 31	$ 111	$ 99
Adjustments:					
Gain on disposition of assets, net	-	(1)	-	-	(1)
Realized losses from foreign currency exchange contracts not designated as hedging instruments	(1)	(2)	(1)	(4)	(8)
Adjusted EBITDA	$ 32	$ 27	$ 30	$ 107	$ 90

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on early extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash goodwill impairment charge and non-cash losses on equity investment are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments, which are excluded from EBITDA as a component of net other income and expense. We use EBITDA to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measure of EBITDA provides useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA and Adjusted EBITDA differently from the way we do, which may limit their usefulness as comparative measures. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX
ENERGY SOLUTIONS

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Navigating the present, focusing on the future.